SUPPLEMENT DATED JANUARY 13, 2006
TO THE PROSPECTUS and
THE STATEMENT of ADDITIONAL INFORMATION of
THE INTEGRITY FUNDS
Dated August 1, 2005

TO THE PROSPECTUS AND THE SAI

Please note the following important information with regard to The Integrity Funds.

I.      The section entitled "Manager of Managers" on page 68 of the prospectus and page 46 of the SAI is replaced with the following:

The Integrity Funds has filed for, and received, an order from the SEC permitting the Funds to be managed under a "manager of managers" structure. The order permits the Investment Adviser, subject to the supervision and approval of the Integrity Funds' Board of Trustees, to hire, terminate or replace investment sub-advisers for each of the Funds without shareholder approval. However, if the Funds hire a new sub-adviser, they will provide written information concerning the new sub-adviser to shareholders of the Fund concerned. The purpose of the "manager of managers" structure is to give the Investment Adviser maximum flexibility with respect to the management of the Funds, and to permit the Investment Adviser and the Integrity Funds' Board of Trustees to quickly react to poor investment performance by an investment sub-adviser or other service issues at less cost to shareholders.

Effective January 13, 2006,please note the following important information with regard to the Integrity All Season Fund.

II.    The section entitled "Exemption from the Provisions of Section 12(d)(1)(F)(ii)"on page 68 of the prospectus and beginning on page 46 of the SAI is replaced with the following:

The Integrity Funds has filed for, and received, an order from the SEC under Section 12(d)(1)(J) of the Investment Company Act of 1940 (the "Act"), for an exemption from the limitations of Section 12(d)(1)(F)(ii) of the Act to the extent necessary to permit the All Season Fund to charge a sales load in excess of 1.50%.  Effective January 13, 2006, please refer to the breakpoint schedule on page 69 of the prospectus for the up-front Class A sales charge applicable to the Integrity All Season Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE